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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 24, 2006
                                (April 22, 2006)
                        (Date of earliest event reported)


                                   [IASG LOGO]
                      INTEGRATED ALARM SERVICES GROUP, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 000-50343              42-1578199
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (IRS. Employer
incorporation)                          File Number)      Identification Number)


          One Capital Center, 99 Pine Street 3rd Floor Albany, NY 12207
          -------------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (518) 426-1515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A 2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 2.30.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240 13e-4(c))

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Item 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Board of Directors of the Company has appointed Charles May as Special Advisor to the Board of Directors, effective as of May 1, 2006 and as acting President and Chief Executive Officer, effective as of June 1, 2006. Mr. May is 61 years of age and has over forty years of experience in the security industry. In 1995, Mr. May purchased Smith Alarm Systems in Texas and served as President & CEO, growing the business to over 75,000 customers and the 10th largest security company in the United States before it was sold to Ameritech/SBC in 2002. Mr. May currently serves on the Board of Directors of Guardian Security Holdings, Inc. in Atlanta, Georgia and on the technical Advisory Committee Perennial Software, a security related software provider. Mr. May is also a partner in MKCM Investments, which owns commercial real estate and a local Florida alarm company. Additional information about Mr. May can be found in the press release attached hereto as Exhibit 99.

In connection with this appointment, the Company has negotiated employment terms with Mr. May including monthly compensation of $35,000 and the grant of an option to purchase (i) 50,000 shares of common stock of the Company at an exercise price per share of $4.25, and (ii) 100,000 shares of common stock of the Company at an exercise price per share of $5.25. This stock option will vest and become non-forfeitable on November 1, 2006, the sixth-month anniversary of the date of employment, provided that he is employed by the Company on that (date, and shall become exercisable on April 23, 2007, the first anniversary of the date on which it was granted. The stock option shall automatically vest, to the extent not then vested, if his employment with the Company is terminated other than for just cause. The stock option will immediately vest and become fully exercisable, to the extent not then vested and exercisable, upon a "Change of Control" of the Company, as such term is defined in the Company's 2004 Stock Incentive Plan. His stock option, once vested, shall remain exercisable until April 23, 2009, the third anniversary of the date on which it was granted, except that it will be forfeited immediately, whether or not it is vested, if his employment with the Company is terminated for just cause. The stock option shall otherwise be subject to the terms of the 2004 Stock Incentive Plan and the Company's form of option agreement. The terms of Mr. May's employment also contains standard indemnification and confidentiality provisions.

In connection with the expiration of his employment agreement on April 30, 2006, the Company entered into a Transition Services Agreement (the "Transition Services Agreement"), effective April 22, 2006 with Timothy M. McGinn, its Chairman and Chief Executive Officer. Pursuant to the terms of the Transition Services Agreement, Mr. McGinn's status as an employee and officer of the Company will extend through and terminate on May 31, 2006. Mr. McGinn will also cease to be Chairman of the Board of Directors on May 31, 2006.

Under the Transition Services Agreement, Mr. McGinn is entitled to continue to receive his current base salary and to participate in the Company's benefit plans in accordance with the terms currently applicable under Mr. McGinn's expiring employment agreement. In connection with his termination as Chief Executive Officer, the Company will make a one-time cash lump sum payment to Mr. McGinn under the Transition Services Agreement in the amount of fifty per cent of his current rate of annual base salary. Mr. McGinn will be entitled to reimbursement for medical continuation coverage for the lesser of eighteen months and the period for which such coverage remains in effect. Mr. McGinn is subject to a 6-month non-compete following his departure from the Company.

Effective June 1, 2006, the Board has appointed John W. Mabry as non-executive Chairman of the Board. In connection with his appointment, Mr. Mabry's annual retainer fee, payable for his service on the Board has been increased by $140,000, payable quarterly in arrears. As part of his compensation as interim non-executive Chairman of the Board, Mr. Mabry has also been granted a stock option to purchase (i) 25,000 shares of the Company at an exercise price of $4.25 per share and (ii) 50,000 shares of the Company at an exercise price of $5.25 per share. This stock option will vest and become non-forfeitable on December 1, 2006, the sixth-month anniversary of the effective date of Mr. Mabry's appointment, provided that he remains interim non-executive Chairman of the Board at that date, and shall become exercisable on April 23, 2007, the first anniversary of the date on which it was granted. The stock option shall automatically vest, to the extent not then vested, if his position as interim non-executive Chairman of the Board is terminated other than for just cause. The stock option will immediately vest and become fully exercisable, to the extent not then vested and exercisable, upon a "Change of Control" of the Company, as such term is defined in the Company's 2004 Stock Incentive Plan. His stock option, once vested, shall remain exercisable until April 23, 2009, the third anniversary of the date on which it was granted, except that it will be forfeited immediately, whether or not it is vested, if his position as interim non-executive Chairman of the Board is terminated for just cause. The stock option shall otherwise be subject to the terms of the 2004 Stock Incentive Plan and the Company's form of option agreement.
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Item 5.02        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                 DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the terms of the Transition Services Agreement described in Item
1.01 above, Mr. McGinn's position as Chief Executive Officer of the Company and as Chairman of the Board of Directors will expire effective May 31, 2006.

The Company has also announced that Thomas J. Few, Sr.'s employment as Vice Chairman and President of the Company will end as of April 30, 2006.

The Company's credit agreement with LaSalle Bank National Association provides that if either Mr. McGinn or Mr. Few are no longer with the Company it is an event of default under the credit facility. The Company has begun the process of seeking a waiver of this default provision from LaSalle Bank. There can be no assurance that LaSalle Bank will grant the waiver. Although the Company has drawn on the credit facility in the past, the Company has no current outstanding debt under the facility.

In addition, the Company has announced that on April 23, 2006, Charles May was appointed Special Advisor to the Board of Directors effective as of May 1, 2006 and as acting President and Chief Executive Officer of the Company effective as of June 1, 2006. The information about Mr. May's background and compensation is incorporated herein from Item 1.01 above.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits      The following Exhibit is filed as part of this Report on
                  Form 8-K:


EXHIBIT NO.       DESCRIPTION OF EXHIBIT

  99.1 Transition Services Agreement dated April 22, 2006 by and between the Company and Timothy McGinn.

  99 2            Press release announcing restructuring of management

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                             INTEGRATED ALARM SERVICES GROUP, INC.
                             (Registrant)




                             By: \s\ Timothy M. McGinn
                                 ---------------------------------------------
                                  Name: Timothy M. McGinn
                                  Title: Chairman and Chief Executive Officer


 Date: April 24, 2006

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION OF EXHIBIT
--------------                          ----------------------

 99.1 Transition Services Agreement dated April 22, 2006 by and between the Company and Tim McGinn.

 99.2                    Press release announcing restructuring of management.